UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2022

VICKERS VANTAGE CORP. I

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39852	N/A
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 Harbourfront Avenue, #16-06, Keppel Bay Tower, Singapore 098632, Singapore

(Address of Principal Executive Offices) (Zip Code)

(646) 974-8301

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one-half of one redeemable warrant	VCKAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	VCKA	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for ordinary shares at an exercise price of $11.50 per share	VCKAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Debt Contribution Agreement

On October 17, 2022, Vickers Vantage Corp. I, a Cayman Islands exempted company, (the “Company” or “Vickers”), Vickers Venture Fund VI (Plan) Pte Ltd (“Sponsor One”) and Vickers Venture Fund VI Pte Ltd (“Sponsor Two” and, together with Sponsor One, the “Sponsors”) entered into a Debt Contribution Agreement (the “Debt Contribution Agreement”). The Debt Contribution Agreement relates to certain amounts owed by the Company to the Sponsors for payment of certain outstanding loans (the “Company Obligations”) as set forth on Schedule I to the Debt Contribution Agreement.

As previously disclosed in the Current Report on Form 8-K filed by Vickers with the Securities and Exchange Commission (the “SEC”) on March 21, 2022 (the “Current Report”), on March 17, 2022, Vickers entered into an agreement and plan of merger (as amended, the “Merger Agreement”) by and among Scilex Holding Company, a Delaware corporation (“Scilex”) and a majority-owned subsidiary of Sorrento Therapeutics, Inc. (“Sorrento”), Vickers and Vantage Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Vickers (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into Scilex with Scilex surviving the merger as a wholly owned subsidiary of Vickers (the “Business Combination” or “Merger”).

Pursuant to the Debt Contribution Agreement, the Sponsors have agreed to contribute the Company Obligations to the Company in exchange for the issuance of that number of shares of shares of common stock, par value $0.0001 per share, of the Company, determined by dividing the Company Obligations by $10.00 (the “Contribution Shares”) to the Sponsors immediately prior to the consummation of the Business Combination but after the Domestication (as defined in the Merger Agreement). Upon the occurrence of the debt contribution and issuance of the Contribution Shares to the Sponsors pursuant to the Debt Contribution Agreement, the Company Obligation owed to the Sponsors shall be extinguished in its entirety and shall be of no further force or effect and shall be deemed satisfied in full.

The foregoing description of the Debt Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Debt Contribution Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety. The Contribution Shares will be issued, in a transaction exempt from registration under the Securities Act of 1933, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Sponsor One and Sponsor Two shall have each represented that such equityholder is an “accredited investor,” as defined in Regulation D, and is acquiring such Contribution Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

Except for the registration rights contemplated by the Amended and Restated Registration Rights Agreement to be entered into in connection with the closing of the Business Combination pursuant to the Merger Agreement, the Contribution Shares have not been, and any shares of Contribution Shares to be issued in connection with the Debt Contribution Agreement will not be, at the time of issuance, registered under the Securities Act and such Contribution Shares may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy Contribution Shares or any other securities of the Company.

Item 8.01 Other Events

As previously disclosed in the Registration Statement on Form S-4 filed by Vickers with the SEC (File No. 333-264941), Scilex, Scilex Pharmaceuticals, Inc. and Sorrento entered into a Contribution and Satisfaction of Indebtedness Agreement dated September 12, 2022 (the “Debt Exchange Agreement”), in order to facilitate the satisfaction of the closing condition under the Merger Agreement that requires Vickers to have at least $5,000,001 in net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the United States Securities and Exchange Act of 1934) (the “Net Tangible Assets Condition”).

In connection with the Debt Exchange Agreement, on October 17, 2022, Sorrento and Scilex entered into a letter agreement (the “Funding Commitment Letter”) pursuant to which, upon the written request of the Company (which request the Company shall make to the extent necessary to satisfy Net Tangible Asset Condition), Sorrento shall fund one or more loans to the Company in the amount set forth in such written request.

On October 17, 2022, as consideration for Sorrento agreeing to provide for funding under the Funding Commitment Letter, Vickers, the Sponsors, Sorrento and Maxim Group LLC, entered into the Warrant Transfer Agreement (the “Warrant Transfer Agreement”) for the transfer of certain private placement warrants held by the Sponsors to Sorrento in the event redemptions exceed certain thresholds specified in the Warrant Transfer Agreement.

On October 17, 2022, the Company entered into a Letter Agreement with Sorrento and the Sponsors (the “Letter Agreement”) to provide that certain shares held by the Sponsors will be released from the lock-up restrictions only in an amount necessary to help satisfy the minimum public float requirement under the Listing Standards of the Nasdaq Stock Market LLC, which amount shall not exceed 1,500,000 shares.

The foregoing descriptions of the Warrant Transfer Agreement and Letter Agreement do not purport to be complete and are qualified in their entirety by references to the full text of the Warrant Transfer Agreement and Letter Agreement, respectively, copies of which are incorporated by reference and filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Additional Information

For additional information on the proposed Merger and Merger Agreement, see the relevant materials that Vickers has filed with the SEC, including a registration statement on Form S-4 (the “Vickers Registration Statement”) with the SEC, which includes a proxy statement/prospectus of Vickers. Vickers’ shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed or to be filed with the SEC in connection with the proposed Merger, as these materials contain important information about Vickers, Scilex and the proposed Merger. Promptly after the Vickers Registration Statement is declared effective by the SEC, Vickers will mail the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the Merger and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and shareholders of Vickers are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Merger. The documents filed by Vickers with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Vickers and its directors and executive officers may be deemed participants in the solicitation of proxies from Vickers’ shareholders in connection with the Merger. A list of the names of such directors and executive officers and information regarding their interests in the proposed Merger will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents at the SEC’s website at www.sec.gov.

Scilex and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Vickers in connection with the proposed Merger. Information about Scilex’s directors and executive officers and information regarding their interests in the proposed Merger will be included in the proxy statement/prospectus for the proposed Merger.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein (this “Current Report”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding the proposed transactions contemplated by the Merger Agreement (as amended), including the benefits of the Merger, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Merger. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Vickers’ and Scilex’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the Merger Agreement (as amended) and the proposed transaction contemplated thereby; (2) the inability to complete the transactions contemplated by the Merger Agreement (as amended) due to the failure to obtain approval of the stockholders of Vickers or Scilex or other conditions to closing in the Merger Agreement (as amended); (3) the inability to project with any certainty the amount of cash proceeds remaining in the Vickers trust account at the closing of the transaction; (4) the uncertainty relative to the cash made available to Scilex at the closing should any material redemption requests be made by the Vickers shareholders; (5) the inability of the company post-closing to obtain or maintain the listing of its securities on Nasdaq following the business combination; (6) the amount of costs related to the business combination; (7) Scilex’s ability to yield sufficient cash proceeds from the transaction to support its short-term operations and research and development efforts since the Merger Agreement (as amended) requires no minimum level of funding in the trust account to close the transaction; (8) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination; changes in applicable laws or regulations; (9) the ability of Scilex to meet its post-closing financial and strategic goals, due to, among other things, competition; (10) the ability of the company post-closing to grow and manage growth profitability and retain its key employees; (11) the possibility that the company post-closing may be adversely affected by other economic, business, and/or competitive factors;(12) risks relating to the successful retention of Scilex’s customers; (13) the potential impact that COVID-19 may have on Scilex’s customers, suppliers, vendors, regulatory agencies, employees and the global economy as a whole; (14) the expected duration over which Scilex’s balances will fund its operations; (15) and other risks and uncertainties described herein, as well as those risks and uncertainties indicated from time to time in the final prospectus of Vickers for its initial public offering dated January 6, 2021 filed with the SEC and the proxy statement on Schedule 14A relating to the proposed business combination, including those under “Risk Factors” therein, and in Vickers’s other filings with the SEC. Vickers cautions that the foregoing list of factors is not exclusive. Vickers and Scilex caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Vickers and Scilex do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Debt Contribution Agreement, dated as of October 17, 2022, by and among Vickers Vantage Corp. I, Vickers Venture Fund VI (Plan) Pte Ltd and Vickers Venture Fund VI Pte Ltd.

10.2	Warrant Transfer Agreement, dated October 17, 2022, by and among Sorrento Therapeutics, Inc., Vickers Venture Fund VI Pte Ltd , Vickers Venture Fund VI (Plan) Pte Ltd, and for the limited purposes set forth therein, Vickers Vantage Corp. I and Maxim Group LLC (incorporated by reference to Exhibit 10.62 to the amendment No. 5 to Vickers’s Form S-4 Registration Statement (File No. 333-264941) filed with the United States Securities and Exchange Commission on October 18, 2022).

10.3	Letter Agreement, dated October 17, 2022, dated October 17, 2022, by and among Sorrento Therapeutics, Inc., Vickers Venture Fund VI Pte Ltd , Vickers Venture Fund VI (Plan) Pte Ltd, Vickers Vantage Corp. I and Maxim Group LLC (incorporated by reference to Exhibit 10.64 to the amendment No. 5 to Vickers’s Form S-4 Registration Statement (File No. 333-264941) filed with the United States Securities and Exchange Commission on October 18, 2022).

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

*	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2022	VICKERS VANTAGE CORP. I

	By:	/s/ Jeffrey Chi
		Name:	Jeffrey Chi
		Title:	Chief Executive Officer